Proprietary and Confidential Investor Presentation 2026 Autonomous robotics at scale.→

2Proprietary and Confidential Forward-looking statements and disclaimers This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are not historical facts or guarantees of future performance. Forward-looking statements include statements regarding the Company's future revenue generation, business and investment strategy, timing of robot manufacturing and deployment, ability to expand to additional markets, capabilities of the Company's robots, outcomes of planned and completed acquisitions, partnerships with multiple delivery platforms, and timing and ability to scale to commercial production. Actual results may differ materially from what is expressed or forecast. These statements are subject to risks and uncertainties described in our SEC filings, including our Annual Report on Form 10K for the year ended December 31, 2025 as supplemented by those listed in our Quarterly Report on Form 10Q for the quarter ended June 30, 2026. The Company disclaims any obligation to update forward-looking statements except as required by law. Market data in this presentation is obtained from third-party sources. Although we believe these sources are reliable, we have not independently verified the information. Third-party trademarks are the property of their respective owners.

3Proprietary and Confidential Every day, millions of small packages travel short distances in oversized vehicles. We built the robots that make that obsolete. Serve is a leading autonomous robotics company operating scaled commercial Level 4 fleets across 44 U.S. cities.

4Proprietary and Confidential Category creator The largest autonomous sidewalk robot fleet operating commercially in the U.S. Multi platform Integration with multiple platforms for food delivery; Partnerships with 26 hospitals in the U.S. Triple Digit% Rev Growth Q2 FY2026 revenue: $3.2M (vs $0.6M in Q2 FY2025 Diversified Revenue ᐧ Last-mile Delivery ᐧ Healthcare ᐧ Branding & Advertising ᐧ Software Platform ᐧ Data Funded to scale Strong balance sheet with flexibility to invest opportunistically Serve Flywheel More Data → Better Models → Better Robots → Stronger Revenue → More Robots → More Data Serve Robotics is an industry leader in Physical AI.

5Proprietary and Confidential $450B Robotic & drone delivery opportunity by 2030 2.5 mi Median food delivery distance in the U.S. $810 Current per-delivery cost with human couriers Sources: ARK Big Ideas 2025, NHTSA, Company estimates | © 2026 Serve Robotics Inc. Short trips. Small packages. Massive inefficiency. The median U.S. food delivery is 2.5 miles – yet it travels in a 2-ton car Last mile delivery is broken. Robots fix it. The Opportunity

6Proprietary and Confidential 1.8M Sidewalk + Hospital deliveries To date Zero Major incidents Serious injury, fatality, or near miss 99.8% Completion rate Industry-leading reliability 2,000 100 Moxi Hospital robots deployed 44 U.S. cities 150+ neighborhoods 14 states We donʼt just build robots. We build delivery networks. Largest autonomous sidewalk fleet in the United States. Fleet grew 20x in one year. All figures based on internal operational data | © 2026 Serve Robotics Inc. Traction Serve Sidewalk robots deployed

7Proprietary and Confidential A commercially scalable ecosystem backed by tier 1 partners across hardware, compute, and sensing. World-class hardware partners The Ecosystem Leading provider of high-resolution digital lidar sensors. Tier 1 automotive contract manufacturer. Gen3 production at scale. Jetson Orin compute platform. Powers Gen3 autonomy stack.

Compelling value proposition for merchants, consumers, and delivery platforms Economics With Serve Rising labor costs and regulations. Insurance overhead. High turnover. Limited operating hours. No driver wages. 14-hour operation. 65% lower hardware cost with Gen3. High utilization through platform integration. $810 per delivery status quo $1 expected delivery cost at scale Traditional Delivery →

9Proprietary and Confidential Every dollar of revenue funds more robots → more data → better models → more deployments → more revenue. 2,000 Serve robots on sidewalks. 100 Moxi robots in hospitals. Multi-domain, real- world data no one else can match. 1 Data End-to-end models train across our domains. What a robot learns in LA helps a robot in Dallas or with navigating a hospital corridor. 2 Models Scale autonomy onto live fleets. Delivery platforms and hospitals deliver demand. Every deployment generates new data. 3 Deploy Delivery, advertising, healthcare contracts, software, and platform revenue funding the next turn of the flywheel. 4 Monetize Real world data at scale fuels faster learning The Serve Flywheel Serve Physical AI Platform

10Proprietary and Confidential We donʼt just operate robots. We operate a platform that powers Physical AI. Our stack is end-to-end: perception, localization, planning, connectivity, and remote supervision. Itʼs been built and optimized across millions of miles of real-world operation. Indoor / Outdoor robot environments Applications Perception · Localization · Planning · Mobile manipulation Autonomy Low-latency assist operations Connectivity End-to-end models · Cross-domain training data Models and data Mission control · Safety · Software Deploy · Telemetry Fleet infrastructure The Serve autonomy stack One autonomy stack. Many environments. The Platform

11Proprietary and Confidential Gen2 Gen3 Top Speed 7 mph 11 mph Weather 32104°F / Light rain 4113°F / Heavy rain Range 23 mi 10 hrs 48 mi 14 hrs Cargo 13 gal / 4 14" pizzas 15 gal / 4 16" pizzas Unit Cost Baseline 65% reduction Third generation. Purpose-built for the sidewalk. The Serve robot Full-stack AV sensors Level 4 autonomy All-day battery Redundant connectivity NVIDIA Jetson Orin

12Proprietary and Confidential Purpose-built for the hospital. The Moxi robot Hardware & operating profile Compute NVIDIA RTX A2000 10× prior gen) Battery 70% capacity, 18h runtime Sensors 3D lidar, cameras Manipulation Mobile arm, drawer cameras Operating environment Multi-level hospitals, clinics, labs Diligent Robotics was acquired by Serve Robotics in early 2026. Moxi 2.0 Capabilities Retrieving and delivering lab specimens Inpatient pharmacy optimization Telemetry box distribution Meds-to-Beds programs Multi-floor navigation: open doors and manually operate elevators Cabinet & drawer ops with mobile arm

13Proprietary and Confidential Engineered for the back of the house. Beacon Beacon alerts staff the moment a robot arrives. Built-in cellular and battery backup to operate independently of restaurant systems. Designed for instant deployment—no Wi-Fi, integrations, or employee training required. Unlocks thousands of merchants that were previously out of reach. Beacon Two-thirds of delivery orders in our operating areas can't be served by robots today due to lack of back of house integration.

14Proprietary and Confidential First Gen3 robots roll off Magna assembly line Oct 2024 Fleet quadrupled. Miami, Dallas, Atlanta launched. H1 2025 Dec 2025 Fleet quadrupled again. 2,000th robot deployed. Largest sidewalk fleet in the U.S. 2026 Optimize utilization. Allocate fleet capacity to high-demand channels. Improve revenue per robot and strengthen unit economics. 100  2,000 Serve robots in twelve months Manufacturing Automotive-grade production with Magna International. Industrialized supply chain. Proven ability to execute against aggressive deployment targets.

⏺ Los Angeles ⏺ Miami ⏺ Dallas ⏺ Atlanta Live City-by-city. Neighborhood-by-neighborhood. National sidewalk delivery network Our playbook Launch in high-density neighborhood, prove unit economics, then expand outward. Platform demand pulls us into each new market. ⏺ Chicago ⏺ Ft. Lauderdale ⏺ Alexandria ⏺ San Jose

16Proprietary and Confidential From proof of concept to revenue inflection. Financial path 2,000-robot fleet creates the foundation for utilization, monetization, and platform expansion. FY 2024 FY 2025 $1.8M Early fleet. R&D phase. $2.7M Guided $2.5M. Fleet → 2,000. FY 2026 Guidance $910M 3.5x growth YoY. Diversification of revenue At scale Physical AI Platform Multi domain robots Shared autonomy stack Continuous model improvement with real world data

17Proprietary and Confidential 17 Diversification across geography, environment and customer Fleet Revenue Growth Engine Diversified revenue streams across Serve Revenue Diversification Last-mile delivery: food, laundry, grocery Healthcare: Long-term fixed monthly + usage contracts at hospitals Branding: Triple-digit growth percentage YoY in Q2 FY2026 Kitchen: Vebu acquisition closed in Q1 High margin and increasingly recurring and durable Software Revenue High Margin SaaS Long term growth target of 50% recurring revenue driven by migration to subscription based contracts Autonomy platform: Licensing model that will continue to scale As the fleet scales, the mix is shifting toward durable, recurring, and high-margin revenue.

18Proprietary and Confidential Built by people who've shipped robots, platforms, and products. Team Ali Kashani Co-founder, CEO VP at Postmates. Ph.D. Robotics UBC. 15 patents. Touraj Parang President & COO VP Corp Dev at GoDaddy. Yale Law & Stanford. MJ Burk Chun Co-founder & VP Product + Design Director, Postmates. 17+ yrs in robotics & marketplaces. Brian Read Chief Financial Officer Controller, Apptronik. Public finance at REE & Coherent. CPA. Dmitry Demeshchuk Co-founder & VP of Software Staff engineer & founding engineer at Postmates X. Anthony Armenta Chief Software & Data Officer CTO at BrightDrop GM, VP at Postmates (acq. Uber), Anki, Dell, Wyse (acq. Dell), BS in CS & Math UC Davis) Rajesh Radhakrishnan VP of Autonomy Director at Ghost Autonomy; Head of ML at John Deere. Founding engineer at Blue River (acq. John Deere) MS in Computer Science UT Arlington) Euan Abraham Chief Hardware & Manufacturing Officer SVP Hardware at Latch. VP Hardware at GoPro. Lead engineer at Apple. BS in Engineering U of Sheffield)

19Proprietary and Confidential Defining a category → Largest scaled commercial fleet on sidewalks and hospitals in the U.S. → 2,100+ deployed sidewalk + hospital robots → Scaled to over 40 cities and 14 metro areas from LA to D.C. corridor → Maintained 99.8% delivery completion rate and exemplary safety record → Business expansion into healthcare, software, and data monetization

20Proprietary and Confidential Q2 FY2026 Financial Highlights $3.2M Q2 revenue 404% $240M cash & marketable securities as of 30 June 2026 Results Outlook YOY revenue growth $910M 2026 revenue guidance $15$17M 2026 capex $140$150MNon-GAAP operating expense reflecting continued investment in autonomy development, software, and proprietary data.

Slide 16 Header: The Long-Term Vision Unbundling the car for dense cities Specialized autonomous robots for everyday urban tasks. ● Safer streets ● Lower emissions ● More efficient local commerce Design direction: Strong closing image. Minimal text. One idea only. The Operating Layer of Physical AI Nasdaq: SERV | serverobotics.com | investor.relations@serverobotics.com The Long-Term Vision

22Proprietary and Confidential Appendix Projected 2026 Operating Expenses (USD$ millions) GAAP Operating Expenses $ 193  208 Stock Based Compensation 45  50 Amortization of Intangible Assets 8 Non-GAAP Operating Expenses $ 140  150 Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses